SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 23, 2023

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6191 Cornerstone Court E, Suite 114 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 923-4422

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which is registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2023, our Chief Executive Officer appointed Kurt Phinney as the Company’s Chief Operating Officer.

Mr. Phinney’s experience includes serving as the Quality and Regulatory Manager of Great Lakes Cheese; Sr. Director of Operations for Rapid Pathogen Screening; and R&D Scientist & Manufacturing Manger for Immunetics, Inc. Mr. Phinney received multiple honors and medals serving as a Corpsman in the United States Coast Guard (1989-1995); Principal Consultant for ICA Biotechnology, VP of Operations for Lumos Diagnostics from (2018–2022), VP of Operations for Versea Health (2022-2023) and Principal Consultant for Accalle Group (2022-Present).  In addition, Mr. Phinney holds USPTO Patent 20050277185: Chemistry, Molecular Biology, and Microbiology Binding Assay Device and has presented Modification of a Commercial HIV-1 Enzyme Immunoassay for Identification of Recent HIV-1 Infection, at the annual Conference of Retrovirus and Opportunistic Infections.

Mr. Phinney will serve for a minimum of six months and, pursuant to a Consulting Agreement with the Company, will be compensated with an option to purchase up to 2,000,000 shares of the Company’s common stock registered on Form S-8 (the “Option Shares”) vesting at a rate 1/6 of the Option Shares every 30 days.  The foregoing summary of certain of the terms and conditions of the Consulting Agreement is qualified in its entirety by reference to the full text of the Consulting Agreement filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(A) Not applicable.

(B) Not applicable.

(C) Not applicable.

(D) Exhibits.

Exhibit #
10.1	Consulting Agreement effective May 23, 2023, by and between the Company and Accalle, LLC a limited liability Company solely owned by Mr. Kurt Phinney

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: May 25, 2023	By:	/s/ John W. Huemoeller II
Name: John W. Huemoeller II
Chief Executive Officer